Significant Component Of Deferred Tax Assets (Detail) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Deferred Income Tax Asset [Line Items]
Net operating losses	$ 26,699	$ 27,135	$ 25,235
Research and other credits	2,029	2,014	1,683
Deferred revenue	1,559
Other	750	1,051	722
Total deferred tax assets	31,037	30,200	27,640
Valuation allowance	(31,037)	(30,200)	(27,640)
Net deferred tax assets